THE ALGER FUNDS

THE ALGER INSTITUTIONAL FUNDS

THE ALGER FUNDS II

ALGER GLOBAL FOCUS FUND

April 8, 2019 Supplement to the Statutory

Prospectus dated March 1, 2019, as supplemented to date

In the section titled “Investment Instructions” in the prospectus, the address for overnight mail to the Fund’s transfer agent is hereby deleted and replaced with the following:

DST Asset Manager Solutions

Attn: Alger Funds

430 W 7th Street  STE 219432

Kansas City, MO  64105-1407